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Exhibit 10.12

AMENDMENT TO MINING LEASE

        This AMENDMENT TO MINING LEASE (this "Amendment") is entered into as of the 9th day of April, 2008, by and between Kenneth Alan Sullivan and Cherrill L. Sullivan whose address is Box 90, Winston, New Mexico, 87943 (collectively the "Lessor") and BE Resources Inc., a Colorado corporation (the "Lessee").

RECITALS

        A.    Lessor and David Q. Tognoni ("Tognoni") entered into a mining lease on January 2, 2004 (the "Lease") with respect to the certain real property described in said Lease located in Socorro County, New Mexico, which is more fully described as: All of Special Section 2, and access through the East 1/2 of Special Section 4, Township 8 South, Range 7 West, save and except that portion of the Real Estate conveyed previously Quitclaimed to Commissioners of the Acequia de Canada Alamosa of Sierra County, New Mexico (the "Property"). On February 3, 2004, Tognoni assigned all of his right, title, and interest in and to the Lease to Great Western Exploration, LLC. On October 1, 2007, Great Western Exploration, LLC assigned all of its right, title, and interest in and to the Lease to the Lessee.

        B.    Lessor and Lessee desire to execute this Amendment to clarify the term of the Lease to accurately reflect the intent of the parties in the manner and form hereinafter set forth.

        NOW, THEREFORE, in consideration of the Property and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and agreed, as of the date first written above, Lessor and Lessee hereby agree as follows:

1.
Paragraph 1 of the Lease is hereby repealed in its entirety and the following Paragraph 1 is substituted:

PROPERTY.    Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor all minerals, including beryllium and associated minerals on the property owned by Lessor or in which Lessor has an interest located in Socorro County, New Mexico and more particularly described as follows: All of Special Section 2, and access through the East 1/2 of Special Section 4, Township 8 South, Range 7 West, save and except that portion of the Real Estate conveyed previously Quitclaimed to Commissioners of the Acequia de Canada Alamosa of Sierra County, New Mexico. The above property description is hereinafter referred to as "The Property" and a map of "The Property" is attached to this agreement, all located in Socorro County, New Mexico.

2.
Paragraph 2 of the Lease is hereby repealed in its entirety and the following Paragraph 2 is substituted:

TERM.    The term of this Lease shall be for an initial period of 20 years commencing on January 2, 2004 and for so long thereafter as the Lease is not terminated pursuant to Paragraph 11 thereof.

3.
Paragraph 7 of the Lease is hereby repealed in its entirety and the following Paragraph 7 is substituted:

CONDUCT OF OPERATIONS.    All work performed by the Lessee on "The Property" pursuant to this Lease Agreement shall be done in a good and workmanlike manner. In removing any minerals or metals from "The Property" the Lessee shall use its reasonable efforts to perform such extraction in a cost effective way and manner.

All other terms and conditions of the Lease shall remain unchanged.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above. This Amendment and all of its terms and conditions shall be binding upon Lessor and Lessee, and their respective successors and assigns.

LESSOR:	LESSEE: BE RESOURCES INC.
/s/ KENNETH ALAN SULLIVAN Kenneth Alan Sullivan	By:	/s/ DAVID Q. TOGNONI David Q. Tognoni, President
/s/ CHERRILL L. SULLIVAN Cherrill L. Sullivan

State of New Mexico	)
	)	ss.
County of	)

The foregoing instrument was acknowledged before me this                        day of                                    , 2008 by Kenneth Alan Sullivan.

Notary Public
My commission expires:

State of New Mexico	)
	)	ss.
County of	)

The foregoing instrument was acknowledged before me this                        day of                                    , 2008 by Cherrill L. Sullivan.

Notary Public
My commission expires:

State of New Mexico	)
	)	ss.
County of	)

The foregoing instrument was acknowledged before me this                        day of                                    , 2008 by David Q. Tognoni, the President of BE Resources Inc.

Notary Public
My commission expires:

3

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  Exhibit 10.12
AMENDMENT TO MINING LEASE
RECITALS